UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2005

ADVANCED POWER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16047	93-0875072
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 SW Columbia Street,
Bend, Oregon 97702

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(541) 382-8028

Check the appropriate box below if the Form 8- filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Registrant’s media release dated October 3, 2005, regarding expected results for the quarter ended September 30, 2005 and guidance for the quarter ending December 31, 2005 is attached hereto as Exhibit 99.1. This information is being furnished under Item 2.02 of Form 8-K.

 Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

99.1

Media Release dated October 3, 2005, “Advanced Power Technology Expects Revenues and Profitability for Third Quarter 2005 to Close Above the High End of Its Guidance and Anticipates Continued Momentum in the Fourth Quarter of 2005.”

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized this 4th day of October, 2005.

ADVANCED POWER TECHNOLOGY, INC.

BY:	/s/ GREG M. HAUGEN

Greg M. Haugen
Vice President, Finance and Administration,
Chief Financial Officer and Secretary
(Principal Financial Officer)